UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 30, 2006

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation or Organization)

1225 Charleston Road
Mountain View, CA 94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On August 30, 2006, MIPS Technologies, Inc. issued a press release announcing that it had formed a special committee of independent members of its Board of Directors to review the Company's historical option grant practices and the Company's accounting for its option grants. A copy of the press release is attached hereto as Exhibit 99.01 and is hereby incorporated by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            99.01     Press Release dated August 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2006

MIPS TECHNOLOGIES, INC.
(Registrant)

By: /s/ MERVIN S. KATO
Mervin S. Kato
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release dated August 30, 2006.